UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 2020 (February 28, 2020)

Nxt-ID, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54960	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nxt-ID, Inc.

288 Christian Street

Hanger C 2nd Floor

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 266-2103

1627 U.S. Highway 1

Unit 206

Sebastian, FL 32958

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	NXTD	The Nasdaq Stock Market LLC

Item 5.02(b).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2020, Michael J. Orlando notified Nxt-ID, Inc. (the “Company”) of his decision to resign from the Company’s board of directors, effective immediately. Mr. Orlando’s email notifying the board that he was resigning did not identify any disagreement on any matter related to the Company’s operations, policies or practices. However, please see also Item 8.01 of this Current Report on Form 8-K, which disclosure is incorporated by reference herein.

Item 8.01	Other Events.

On February 24, 2020, Michael J. Orlando, as Shareholder Representative, and the other stockholders of Fit Pay, Inc. (collectively, the “Fit Pay Shareholders”), filed a lawsuit in the United States District Court for the Southern District of New York against the Company, CrowdOut Capital, LLC, and Garmin International, Inc. (the “Complaint”). See Orlando v. Nxt-ID. No. 20-cv-1604 (S.D.N.Y.). The Complaint alleges the Company has breached certain contractual obligations under a merger agreement, dated May 23, 2017, between Fit Pay, Inc. and the Company (the “Merger Agreement”), regarding certain future, contingent earnout payments allegedly that could be owed to the Fit Pay Shareholders from future revenues (the “Earnout Payments”). The Company previously disclosed the Merger Agreement in a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 30, 2017.

The Complaint seeks monetary damages from the defendants.

The Company believes that these claims are without merit and plans to vigorously defend the action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2020	Nxt-ID, Inc.

	By:	/s/ Vincent S. Miceli
	Name:	Vincent S. Miceli
	Title:	Chief Executive Officer

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